                                EXHIBIT 4(A)
--------------------------------------------------------------------------------




                        THE COLONIAL BANCGROUP, INC.


                                     AND


                           SUNTRUST BANK, ATLANTA


                                              TRUSTEE



--------------------------------------------------------------------------------



                           SUBORDINATED INDENTURE


                         DATED AS OF MARCH 31, 1997



--------------------------------------------------------------------------------



                        SUBORDINATED DEBT SECURITIES



--------------------------------------------------------------------------------

                                  TIE-SHEET

Reconciliation and Tie between the Indenture dated as of March 31, 1997, and the Trust Indenture Act of 1939. This Tie- Sheet does not constitute part of the Indenture.

--------------------------------------------------------------------------------

                REFLECTED IN GENERAL PROVISIONS OF INDENTURE


TRUST INDENTURE
ACT SECTION                                                                                                       SECTION
---------------                                                                                                   -------

Section 310               (a)(1)                                                                                     7.09
                          (a)(2)                                                                                     7.09
                          (a)(3)                                                                                     1.08
                          (a)(4)                                                                           Not Applicable
                          (a)(5)                                                                                     7.09
                          (b)                                                                                        7.08
                                                                                                                     7.10

Section 311               (a)                                                                                  7.05, 1.07
                          (b)                                                                                  7.05, 1.07

Section 312               (a)                                                                                        5.01
                                                                                                                     5.02(a)
                          (b)                                                                                        5.02(b)
                          (c)                                                                                        5.02(b)

Section 313               (a)                                                                                        5.03(a)
                          (b)                                                                                        5.03(b)
                          (c)                                                                                        5.03(a)
                                                                                                                     5.03(c)
                          (d)                                                                                        5.03(c)

Section 314               (a)                                                                                        5.04
                          (b)                                                                              Not Applicable
                          (c)(1)                                                                                     1.02
                          (c)(2)                                                                                     1.02
                          (c)(3)                                                                           Not Applicable
                          (d)                                                                              Not Applicable
                          (e)                                                                                        1.02

Section 315               (a)                                                                                        7.01(a)


TIE-SHEET
                                                                          PAGE 2


TRUST INDENTURE
ACT SECTION                                                                                                       SECTION
---------------                                                                                                   -------

                                                                                                                     7.01(b)
                          (b)                                                                                        7.02
                          (c)                                                                                        7.01(b)
                          (d)                                                                                701(a), 7.01(c)
                          (d)(1)                                                                                     7.01(c)(1)
                          (d)(2)                                                                                     7.01(c)(2)
                          (d)(3)                                                                                     7.01(c)(3)
                          (e)                                                                                        6.14

Section 316               (a)                                                                                        1.01
                          (a)(1)(A)                                                                                  6.02
                                                                                                                     6.12
                          (a)(1)(B)                                                                                  6.13
                          (a)(2)                                                                           Not Applicable
                          (b)                                                                                        6.08
                          (c)                                                                                        1.04

Section 317               (a)(1)                                                                                     6.03
                          (a)(2)                                                                                     6.04
                          (b)                                                                                        4.03
                                                                                                                     7.06

Section 318               (a)                                                                                        1.07


                              TABLE OF CONTENTS

                                  ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

                                                                                                                     Page
                                                                                                                     ----
SECTION 1.01              Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          "Articles", "Sections" and certain
                                  other items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          "Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Affiliate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Authenticating Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Authorized Newspaper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Bankruptcy Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Board of Directors"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Board Resolution"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          "Business Day"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Commission"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Company Request", "Company Order"
                                  and "Company Consent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Corporate Trust Office"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Corporation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Date of Original Issuance" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Defaulted Interest"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Event of Default"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Indenture" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          "Interest Payment Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Maturity"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Notice of Redemption"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Officers' Certificate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Opinion of Counsel"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Original Issue Discount Security"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Outstanding" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Paying Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          "Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          "Place of Payment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          "Predecessor Security"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          "Primary Federal Regulator" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          "Principal Office of the Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          "Redemption Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          "Redemption Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                 "Regular Record Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Responsible Officer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Security" or "Securities"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Securityholder(s)" or "Holder(s)"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Security Register" and "Security
                         Registrar"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Senior Indebtedness"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 "Special Record Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Stated Maturity"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Subsidiary"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Trustee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Trust Indenture Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Underwriters"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "U.S. Depository" or "Depository"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Vice President"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 "Voting Stock"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 1.02     Compliance Certificates and Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 1.03     Form of Documents Delivered to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECTION 1.04     Acts of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
SECTION 1.05     Notices, etc., to Trustee and Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 1.06     Notices to Securityholders; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 1.07     Conflict with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
SECTION 1.08     Effect of Headings and Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 1.09     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 1.10     Separability Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 1.11     Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 1.12     Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
SECTION 1.13     Governing Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12


                                                            ARTICLE II
                                                            ----------
                                                          SECURITY FORMS

SECTION 2.01     Forms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 2.02     Form of Trustee's Certificate
                                  of Authentication . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
SECTION 2.03     Securities in Global Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                                                           ARTICLE III
                                                           -----------
                                                          THE SECURITIES

SECTION 3.01     Amount Unlimited; Issuable in Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
SECTION 3.02     Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

SECTION 3.03     Execution, Authentication and Delivery and Dating  . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 3.04     Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
SECTION 3.05     Registration, Registration of Transfer
                        and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 3.06     Mutilated, Destroyed, Lost and Stolen
                        Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 3.07     Payment of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 3.08     Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 3.09     Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 3.10     Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23


                                                            ARTICLE IV
                                                            ----------
                                                            COVENANTS

SECTION 4.01     Payment of Principal, Premium, if any, and Interest  . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 4.02     Maintenance of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 4.03     Money for Security Payments to be
                        Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 4.04     Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 4.05     Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 4.06     Payment of Taxes and Other Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 4.07     Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 4.08     Waiver of Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27


                                                            ARTICLE V
                                                            ---------
                                                SECURITYHOLDERS' LISTS AND REPORTS
                                                      BY TRUSTEE AND COMPANY

SECTION 5.01     Company to Furnish Trustee Names and
                        Addresses of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 5.02     Preservation of Information;
                        Communications with Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 5.03     Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 5.04     Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28


                                                            ARTICLE VI
                                                            ----------
                                                             REMEDIES

SECTION 6.01     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 6.02     Acceleration of Maturity; Rescission
                        and Annulment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

SECTION 6.03     Collection of Indebtedness and Suits
                        for Enforcement by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SECTION 6.04     Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
SECTION 6.05     Trustee May Enforce Claims Without
                        Possession of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 6.06     Application for Money Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 6.07     Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 6.08     Unconditional Right of Securityholders
                        to Receive Principal, Premium, and
                        Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 6.09     Restoration of Rights and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 6.10     Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 6.11     Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 6.12     Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 6.13     Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 6.14     Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 6.15     Waiver of Stay or Extension Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36


                                                           ARTICLE VII
                                                           -----------
                                                           THE TRUSTEE

SECTION 7.01     Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 7.02     Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 7.03     Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 7.04     Not Responsible for Recitals or Issuance
                        of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 7.05     May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 7.06     Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 7.07     Compensation and Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 7.08     Disqualification; Conflicting Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 7.09     Corporate Trustee Required; Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 7.10     Resignation and Removal; Appointment
                        of Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 7.11     Acceptance of Appointment by Successor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 7.12     Merger, Conversion, Consolidation or
                        Succession to Business of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44


                                                           ARTICLE VIII
                                                           ------------
                                                     SUPPLEMENTAL INDENTURES

SECTION 8.01     Supplemental Indentures Without
                        Consent of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44


SECTION 8.02     Supplemental Indentures With Consent
                        of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 8.03     Execution of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 8.04     Effect of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 8.05     Conformity with Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 8.06     Reference in Securities to Supplemental
                        Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 8.07     Subordination Unimpaired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47


                                                            ARTICLE IX
                                                            ----------
                                          CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 9.01     Company May Consolidate, etc., Only
                        on Certain Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
SECTION 9.02     Successor Corporation Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
SECTION 9.03     Officers' Certificate and Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49


                                                            ARTICLE X
                                                            ---------
                                                    SATISFACTION AND DISCHARGE

SECTION 10.01    Satisfaction and Discharge of
                        Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 10.02    Application of Trust Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51


                                                            ARTICLE XI
                                                            ----------
                                                          SINKING FUNDS

SECTION 11.01    Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 11.02    Satisfaction of Sinking Fund Payments
                        with Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 11.03    Redemption of Securities for Sinking
                        Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52


                                                           ARTICLE XII
                                                           -----------
                                                     REDEMPTION OF SECURITIES

SECTION 12.01    Applicability of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
SECTION 12.02    Election to Redeem; Notice to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
SECTION 12.03    Selection by Trustee of Securities to
                        be Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53


SECTION 12.04    Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 12.05    Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 12.06    Securities Payable on Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 12.07    Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55


                                                           ARTICLE XIII
                                                           ------------
                                                          SUBORDINATION

SECTION 13.01    Securities Subordinated to Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 13.02    Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 13.03    Obligation of Company Unconditional  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 13.04    Payments on Securities Permitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 13.05    Effectuation of Subordination by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 13.06    Knowledge of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 13.07    Trustee's Relation to Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 13.08    No Impairment of Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
SECTION 13.09    Article Applicable to Paying Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
SECTION 13.10    No Suspension of Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60


                                                           ARTICLE XIV
                                                           -----------
                                                       AUTHENTICATING AGENT

SECTION 14.01    Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61


                                                        ARTICLE XV
                                                        ----------
                                               MEETINGS OF SECURITYHOLDERS

SECTION 15.01    Purposes for Which Meetings May Be Called  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 15.02    Place of Meetings of Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 15.03    Call and Notice of Securityholders'
                        Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 15.04    Persons Entitled to Vote at
                        Securityholders' Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 15.05    Determination of Voting Rights;
                        Conduct and Adjournment of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 15.06    Counting Votes and Recording Action
                        at Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 15.07    Quorum; Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67



SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

ACKNOWLEDGEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68 & 69


         THIS SUBORDINATED INDENTURE IS DATED as of March 31, 1997, between The Colonial BancGroup, Inc., a Delaware corporation (hereinafter called the "Company"), having its principal executive offices at One Commerce Street, Montgomery, Alabama, and SunTrust Bank, Atlanta, duly organized and existing under the laws of the State of Georgia, as Trustee (hereinafter called the "Trustee"), having its principal Corporate Trust Office at 58 Edgewood Avenue, Room 400 - Annex, Atlanta, Georgia 30303, and is entered into with reference to the following facts and objectives.


                           RECITALS OF THE COMPANY

         The Company has duly authorized the issuance, execution and delivery, from time to time, of its unsecured evidences of indebtedness (hereinafter referred to as the "Securities"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided; and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, and the Company has duly authorized the execution of this Indenture.

         All things necessary to make the Securities, when executed and duly issued by the Company and authenticated and delivered hereunder, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, IT IS AGREED:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE I

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.    DEFINITIONS

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, except as otherwise indicated;

         (2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (3) words of the masculine, feminine or neuter gender shall be considered to include the other genders;

         (4) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meaning assigned to them therein; and

         (5) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

         "Act" when used with respect to any Securityholder has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" shall mean any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language, customarily published on each Business Day, whether or not published on Legal Holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bankruptcy Act" means Title 11 of the United States Code and any other similar applicable Federal law.

         "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the city of Montgomery, Alabama or the Corporate Trust Office of the Trustee is authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor person all have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor person.

         "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President, or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at 58 Edgewood Avenue, Room 400 - Annex, Atlanta, Georgia 30303 or, if such office shall not be the principal office, such other office at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Securities for payment or registration of transfers and exchanges and the location of the registrar, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is 58 Edgewood Avenue, Room 400 - Annex, Atlanta, Georgia 30303.

         "Corporation" means a corporation, association, company, joint-stock company or business trust.

         "Date of Original Issuance" means with respect to any Security (or portion thereof) the earliest date on which such Security (or portion thereof) is issued pursuant to this Indenture.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Event of Default" has the meaning specified in Section 6.01.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, or call for redemption or otherwise.

         "Notice of Redemption" means the notice contemplated by Section 12.04 by the Company to a Holder of an election to redeem all or part of a Security.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel (selected with due care), who may (except as otherwise expressly provided in this Indenture) be counsel for the Company and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal thereof to be due and payable on acceleration pursuant to Section 6.02.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                 (iii)    Securities which have been paid pursuant to Section
         3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona-fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02; (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security; and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.
Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company or any other obligor upon the Securities, or any Affiliate of the Company or of such obligor and the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein and not otherwise excluded from the provisions hereof are Outstanding for the purpose of any such determination.

         "Paying Agent" means any person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, joint tenancy, tenancy in common, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Place of Payment," with respect to any Security, means the place or places where the principal of (and premium, if any) and interest on Securities of that series are payable as specified in or pursuant to Section 3.01.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of all or a portion of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as such mutilated, destroyed, lost or stolen Security or portion thereof.

         "Primary Federal Regulator" means the Company's primary federal banking regulator (which at the date of this Indenture is the Board of Governors of the Federal Reserve System), or any successor body or institution performing substantially the same regulatory function with respect to the Company and to the adequacy of its capital as said Board of Governors performs on the date hereof.

         "Principal Office of the Company" means the principal office of the Company maintained at the address set forth in the first paragraph of this Indenture or any other address designated by the Company in writing to the Trustee.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified for such purpose as contemplated by Section 3.01.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice- president (whether or not designated by a word or words added before or after the title "vice-president"), the secretary, any assistant secretary, the treasurer, any trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who in each instance work in the corporate trust department of the Trustee at the Corporate Trust Office, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" have the meaning specified in the recitals of this Indenture.

         "Securityholder(s)" or "Holder(s)" when used with respect to any Security means the Person(s) in whose name such Security is registered in the Security Register.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

         "Senior Indebtedness" means any indebtedness (including principal, premium and interest) for money borrowed, or any indebtedness incurred by the Company in connection with an acquisition by the Company or an Affiliate of the stock or substantially all of the assets of another Person or a merger or consolidation to which the Company or an Affiliate is a party, outstanding on the date of execution of this Indenture as originally executed, or thereafter created, incurred or assumed, for the payment of which the Company is at the time of determination responsible or liable as obligor, guarantor or otherwise, and all deferrals, renewals, extensions and refundings of any such indebtedness or obligations; provided, however, that Senior Indebtedness shall not include (a) indebtedness as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness is subordinate in right of payment to any other indebtedness of the Company, (b) indebtedness which by its terms refers explicitly to the Securities issued hereunder and states that such indebtedness shall not be senior thereto and shall be either equally subordinate and equally junior with the Securities issued hereunder, (c) indebtedness of the Company in respect of the Securities, and (d) the Company's 7 1/2% Convertible Subordinated Securities due 2011, issued in 1986, which shall rank in pari passu with the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means the date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the Outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, as such act may be amended from time to time.

         "Underwriters" means such underwriters as the Company may engage from time to time to sell to the public one or more series of Securities.

         "U.S. Depository" or "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository by the Company pursuant to Section 3.01, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to Section 3.01 with respect to any Security, any successor to such Person. If at any time there should be more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such power by reason of any contingency.

SECTION 1.02     COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such counsel's certificate or opinion is to be provided, insofar as it related to factual matters, is based upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, and unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters upon which counsel is relying are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.    ACTS OF SECURITYHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be given or taken at a meeting of Securityholders in accordance with Article XV or may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise provided, such action shall become effective, in the case of meetings of Securityholders, in accordance with section 15.06, or otherwise when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgement of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c)     The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind such Holder and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05.    NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

         (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein provided) if in writing and mailed, first class mail, postage prepaid, to the Company addressed to it at the address of the Principal Office of the Company.

SECTION 1.06.    NOTICES TO SECURITYHOLDERS; WAIVER.

         Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to each Holder of such Securities affected by such event, at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case, where notice to Securityholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notices as required by this Indenture, then any reasonable manner of giving notice as shall be made with the approval of the Trustee shall constitute a sufficient giving or publication of such notice.

SECTION 1.07.    CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision which is required to be included in this Indenture, or any amendment thereto, by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 1.08.    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09     SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company and by the Trustee shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10     SEPARABILITY CLAUSE.

         If any clause or provision of this Indenture shall be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder of this Indenture shall not be affected thereby, unless inequitable, and it is also the intention of such parties that in lieu of each clause or provision that shall be illegal, invalid or unenforceable there shall be added as a part of this Indenture a clause or provision as similar in terms as such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

SECTION 1.11.    BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, if any, to the extent provided in Article XIII, and the Securityholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.    LEGAL HOLIDAYS.

         In any case where the date of any Interest Payment Date, Redemption Date, or the Stated Maturity of any Security, or the last date on which a Holder has the right to convert his Security (or the right to convert his Security at a particular conversion price or rate) shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture) payment of the principal of (and premium, if any) or interest on, or conversion of, any Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, or on such last date for conversion, as applicable, and no interest shall accrue for the period from and after such date.

SECTION 1.13.    GOVERNING LAW.

         This Indenture and the Securities shall be construed in accordance with and governed by Alabama law and federal law, as applicable. Notwithstanding anything else herein contained, the situs of the monies, securities and other property to be held in accordance with the terms of this Indenture (collectively, the "Trust Estate") shall be deemed to be the Corporate Trust Office of the Trustee as to that portion of the Trust Estate held and administered by the Trustee and the principal office of the Paying Agent as to the portion of the Trust Estate held and administered by the Paying Agent, and the laws of the respective states in which said Corporate Trust Office and principal office are located shall be deemed to govern, respectively, the execution, delivery, administration and enforceability of this Indenture by and against the Trustee and the Paying Agent.


                                  ARTICLE II

                                SECURITY FORMS

SECTION 2.01.    FORMS GENERALLY.

         Each Security and temporary global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security, as evidenced by their execution of such Security.

         Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         Subject to Section 14.01, the Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        SUNTRUST BANK, ATLANTA
                                        as Trustee



                                        By:
                                           -------------------------------------
                                                  Authorized Signatory

SECTION 2.03.    SECURITIES IN GLOBAL FORM.

         The Securities may be issued, in whole or in part, in global form. If Securities are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section
3.03 or 3.04 with respect thereto. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

         Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 3.09 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security, the Holder of such permanent global Security.


                                 ARTICLE III

                                THE SECURITIES

SECTION 3.01.    AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

         The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

                 (1) the title of the Securities and the series in which such Securities shall be included;

                 (2) any limit upon the aggregate principal amount of the Securities of such series or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.03, 3.04, 3.05, 3.06, 8.06 or 12.07 or the terms of such Securities);

                 (3) whether any Securities of the series are to be issuable initially or otherwise in global form and, if so, (i) whether beneficial owners of interest in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur if other than in the manner specified in
         Section 3.05, (ii) the name of the Depository with respect to any global Security and (iii) the manner in which interest payable on a global Security will be paid;

                 (4) the date or dates, or the method, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

                 (5) the rate or rates at which the Securities of a series shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                 (6) the place or places, if any, in addition to or other than the City of Atlanta, State of Georgia, where the principal of (and premium, if any) and interest, on such Securities shall be payable;

                 (7) whether the Securities of the series or any of them are to be redeemable at the option of the Company and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                 (8) whether the Company is obligated to redeem or purchase Securities of the series or any of them pursuant to any sinking fund and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of the Securities of the series so redeemed or purchased;

                 (9) the denominations in which Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                 (10) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series or any of them which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02 or the method by which such portion is to be determined;

                 (11) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, composite currencies or currency unit or units in which payment of the principal of (and premium, if any) or interest, if any, on or in respect of the Securities of the series or any of them shall be payable;

                 (12) whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

                 (13) whether the principal of (and premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or any Holder thereof or otherwise, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities or any of them are denominated or stated to be payable, the period or periods within which, and the other terms and conditions upon which, such election, if any, may be made, and the time and manner of determining the exchange rate between the currency or currencies in which such Securities or any of them are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities or any of them are to be so payable;

                 (14) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of the series or any of them, whether or not such Events of Defaults or covenants are consistent with the Events of Default or covenants set forth herein;

                 (15) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                 (16) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and/or Authenticating Agent with respect to the Securities of the series;

                 (17) whether any of the Securities of a series shall be issued as Original Issue Discount Securities;

                 (18) if other than the law of the State of Alabama, the law which will govern the terms of the Securities; and

                 (19) any other terms of the Securities of the series or any of them (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to one or more Board Resolutions and set forth in such Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time, and unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         If any of the terms of the Securities of any series were established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificates setting forth the terms of such series.

SECTION 3.02     DENOMINATIONS.

         Unless otherwise established with respect to any Securities pursuant to Section 3.01, the Securities of each series, if any, denominated in Dollars shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the Board Resolution or Resolutions and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 3.01 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon,

                 (i)      an Opinion of Counsel stating, to the effect

                 (a) that the form or forms and terms of such Securities, have been established in conformity with the provisions of this Indenture;

                 (b) that all conditions precedent to the authentication and delivery of such Securities, have been complied with and that such Securities, when completed by appropriate insertion and executed and delivered by the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of the Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                 (c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with; and

                 (d) as to such other matters as the Trustee may reasonably request; and

                 (ii) an Officers' Certificate stating that, to the best knowledge of the Persons executing such Certificate, no Event of Default with respect to any of the Securities has occurred and is continuing.

         If all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series.

         The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, privileges, protections, liabilities or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section
2.02 and 14.01 executed by or on behalf of the Trustee or any Authenticating Agent by the manual signature of one of its authorized representatives, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04.    TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver in the manner provided in Section 3.03, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series shall be exchangeable for definitive Securities upon surrender of the temporary Securities of such series at the Principal Office of the Company without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions. Unless otherwise specified as contemplated by Section 3.01 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05.    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of each series and the registration of transfers of Securities of each series. The "Security Registrar" for the purpose of registering Securities and transfers of Securities shall be the Trustee or any other Person from time to time designated as such by the Company.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 4.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the names of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions, of any authorized denomination, of a like aggregate principal amount, upon surrender to such office or agency of the Securities to be exchanged at such office or agency.

         Whenever any Securities are so surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any global Security of any series shall be exchangeable for Securities of such series only if (i) the Securities Depository is at any time unwilling or unable or ineligible to continue as Securities Depository and a successor depository is not appointed by the Company within 60 days of the date the Company is so notified in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interest for Securities of such series of like tenor and principal amount of any authorized form and denomination, as specified as contemplated by Section 3.01, then without unnecessary delay but in any event not later than the earliest date on which such interests may be exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the Depository (which instructions shall be in writing but need not comply with Section 1.02 or be accompanied by an opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such series to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository, or such other Depository in accordance with the instructions of the Company referred to above. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business of such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of the Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney-in-fact duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 3.06 or 12.07 not involving any transfer. The Company shall in any event pay any other costs associated with the delivery, by first class mail, of a new Security to its Holder.

         Except as otherwise specified as contemplated by Section 3.01, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of such series under Section 12.03 and ending at the close of business on the relevant Redemption Date, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

SECTION 3.06.    MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Security Registrar such security or indemnity as may be required by either or both of them to save each of them harmless, then, in the absence of notice to the Company or the Security Registrar that such Security has been acquired by a bona fide purchaser or other transferee, the Company shall (i) execute, and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series of like tenor and principal amount, bearing a number not contemporaneously outstanding, or (ii) case any such mutilated, destroyed, lost or stolen Security has become or is to become due and payable within sixty days following the date on which the issuance of new Securities is requested, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Security Registrar) connected therewith. The Company shall, however, pay any costs associated with the delivery by first class mail of any new Securities to the Holder thereof.

         Every new Security of any series, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.    PAYMENT OF INTEREST.

         Unless otherwise specified as contemplated by Section 3.01, interest on any Security which is payable, and is punctually paid, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor Securities) is registered on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities affected (or their respective Predecessors Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class mail, postage prepaid, to each Securityholder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any such securities exchange in which the Securities may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         At the option of the Company, interest on Securities of any series that bear interest may be paid by mailing a check by first class mail to the address of the person entitled thereto as such address shall appear in the Security Register.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08.    PERSONS DEEMED OWNERS.

         Prior to due presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest on, such Security, and for all other purposes whatsoever, whether or not such Security be overdue and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09.    CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer, exchange or for credit against any sinking fund payment pursuant to
Section 11.02 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or as otherwise specified as contemplated by Section 3.01. All canceled Securities held by the Trustee shall be destroyed and, upon the request of the Company, a certificate of destruction provided to the Company unless otherwise directed by a Company Order.

SECTION 3.10     COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE IV

                                  COVENANTS

SECTION 4.01.    PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities of that series, and this Indenture.

SECTION 4.02.    MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in each Place of Payment for any series of Securities, an office or agency where the Securities may be presented or surrendered for payment, where the Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment of any series, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless specified otherwise as contemplated by Section 3.01, the Company hereby designates as the Place of Payment for each series of Securities the Corporate Trust Office. Pursuant to Section 3.01(4) hereof, the Company may subsequently appoint a place or places in the Borough of Manhattan, the City of New York where such Securities may be payable.

SECTION 4.03.    MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent as to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act, and the Trustee shall be entitled to rely thereon.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal (and premium, if any) or interest on any Securities of that series, deposit with (or make available to) the proper

Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act, and the Trustee shall be entitled to rely thereon.

         The Company will cause each Paying Agent for any series of Securities, other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

         (1) hold all sums held by it for the payment of principal (and premium, if any) or interest on Securities of that series, in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease and all liability of the Company as trustee thereof shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed by first class mail a notice to each Holder of such Security for such series at his last known address as reflected in the Security Register and, if the sum deposited with the Trustee with respect to any such Holder exceeds $1,000, such notice shall state that such money remains unclaimed and that after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 4.04.    STATEMENT AS TO COMPLIANCE.

         (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company, which as of the date hereof ends on December 31 of each year, a written statement signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer or the chief financial officer of the Company, stating, as to each signer thereof, that

         (1)     he has read this Indenture and is familiar with its terms,

         (2) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

         (3) to the best of his knowledge, based on such review, the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the signer and the nature and status thereof.

         (b) The Company will deliver to the Trustee, within 10 days after the occurrence thereof, written notice of any event which after lapse of time or giving of notice or both, would become an Event of Default.

SECTION 4.05.    CORPORATE EXISTENCE.

         Subject to Article IX, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Securityholders.

SECTION 4.06.    PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 4.07.    MAINTENANCE OF PROPERTIES.

         The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Securityholder.

SECTION 4.08.    WAIVER OF COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 4.05 - 4.08 with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Securities of such series at the time Outstanding shall by Act of such Holders either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                  ARTICLE V

          SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 5.01.    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                 SECURITYHOLDERS.

         In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 10 days after each Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 30 days prior to the time such list is furnished; provided, however, that if and for so long as the Trustee is the Security

Registrar, no such list shall be required to be furnished.

SECTION 5.02.    PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                 SECURITYHOLDERS.

         (a) The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

         (b) Every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 5.03.    REPORTS BY TRUSTEE.

         (a) Within 60 days after May 15 of each year commencing with the year following the first issuance of Securities pursuant to Section 3.01 hereof, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

         (b)     The Trustee shall transmit the reports, if any, required by
Section 313(b) of the Trust Indenture Act at the times specified therein.

         (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

SECTION 5.04.    REPORTS BY COMPANY.

         The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                 (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of

1934 in respect of any security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                 (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                 (3) transmit by first class mail to all Securityholders as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, and to the extent provided in
Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                 (4) transmit within 30 days after May 15 of each year to the Trustee, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of such obligor's compliance with all conditions and covenants under the Indenture as determined without regard to any period of grace or requirement of notice provided under the Indenture.


                                  ARTICLE VI

                                   REMEDIES

SECTION 6.01.    EVENTS OF DEFAULT.

         Unless additional events of default with respect to Securities of any series are added pursuant to Section 3.01 or pursuant to a supplemental indenture under Article VIII, "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1)     the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the

Company or for any substantial part of the property of the Company, or ordering the winding-up or liquidation of the affairs of the Company and the continuance of any such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (2) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or of any other case or proceeding to be adjudicated bankrupt or insolvent, or consent of the Company to the entry of a decree or an order for relief in an involuntary case under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company or the making by the Company or a Material Subsidiary of any general assignment for the benefit of creditors, or the failure by the Company generally to pay its debts as they become due, or the taking of any corporate action by the Company in furtherance of any of the foregoing; or

         (3) any other Event of Default provided with respect to Securities of such series specified as contemplated by Section 3.01.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.02.    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities of that series Outstanding may declare the principal of, and any accrued interest on, all the Securities of that series to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by the Securityholders of that series), and upon any such declaration such principal shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series at the time Outstanding has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of Securities of that series Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                 (A) all overdue installments of interest on all Securities of such series,

                 (B) the principal of (and premium, if any, on) any Securities of such series, which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Securities,

                 (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by such Securities, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         (2) all events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 6.03.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

         The Company covenants that if:

                 (1) default is made in the payment of any installment of interest on or payable in respect of any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any on) any Security at the Maturity or upon redemption thereof;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), at the rate provided for in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of any express trust, may, and at the request of Holders of

25% in aggregate principal amount of Securities of such series Outstanding shall, promptly institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.04.    TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount, or such lessor amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Securityholders allowed in such judicial proceeding, and

            (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holder of Securities to pay to the Trustee any amount due to it for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Securities in any such proceeding.

SECTION 6.05.    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 6.06.    APPLICATION FOR MONEY COLLECTED.

         Subject to the provisions of Article XIII, any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and in case of the distribution of such money on account of principal (and premium, if any) and interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:   To the payment of all amounts due the Trustee under
         Section 7.07;

                 SECOND: To the payment of all the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal (and premium, if any) and interest, respectively; and

                 THIRD:   The balance, if any, to the Company or other Person
         or Persons entitled thereto.

SECTION 6.07.    LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, or Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 6.08. UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest on or in respect of such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and to institute suit for its enforcement, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.09.    RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

SECTION 6.10.    RIGHTS AND REMEDIES CUMULATIVE.

         Except as provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee under this Article VI or to each Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11.    DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

SECTION 6.12.    CONTROL BY HOLDERS.

         The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

                 (3) such direction is not unduly prejudicial to the rights of other Holders of Securities of such series, and

                 (4) such direction shall not, in the reasonable opinion of the Trustee, expose the Trustee to personal liability.

SECTION 6.13.    WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default.

                 (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

           (2) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other defaults or impair any right consequent thereon.

SECTION 6.14.    UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on or in respect of any Security on or after the respective Maturities or Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or interest on any overdue principal of any Security.

SECTION 6.15.    WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII

                                  THE TRUSTEE

SECTION 7.01.    CERTAIN DUTIES AND RESPONSIBILITIES.

         (a)     Except during the continuance of an Event of Default

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under no duty other than to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request or the direction of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights of powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 7.02.    NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default hereunder of which a Responsible Officer of the Trustee has knowledge with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or with respect to, any Security of such series or in the payment of any sinking fund installment with respect to the Securities of any series, the Trustee shall be protected in withholding such notice, if any, so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series. For the purpose of this Section, the term "default" means (i) any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series, and (ii) a default in the payment of principal of or interest on the Securities of such series.

SECTION 7.03.    CERTAIN RIGHTS OF TRUSTEE.

         The provisions of Section 315 of the Trust Indenture Act shall apply to the Trustee. Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and need not investigate any fact or matter stated therein;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel (selected with due care) and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during regular business hours upon reasonable notice, and subject to appropriate procedures to protect confidential information; and

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; and

                 (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 7.04.    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the

Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualifications on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 7.05.    MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, Security Registrar or any agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, any Authenticating Agent, Paying Agent, Security Registrar or such other agent of the Company.

SECTION 7.06.    MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law, but the Trustee shall hold the same in trust for the persons entitled thereto. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed with the Company.

SECTION 7.07.    COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

                 (1) to pay to the Trustee from time to time compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                 (3) to indemnify the Trustee (and in the event of resignation or removal of the Trustee any predecessor Trustee who has resigned or has been removed) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities. When the Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and compensation for the services of the Trustee are intended to constitute expenses of administration under any bankruptcy law or any similar Federal or state law for the relief of debtors.

SECTION 7.08.    DISQUALIFICATION; CONFLICTING INTERESTS.

         (a) If the Trustee has or shall acquire any conflicting interest as defined in the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall take such action as is required pursuant to the Trust Indenture Act.

SECTION 7.09.    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be an association or a corporation permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to act as trustee under the Trust Indenture Act and that has a combined capital and surplus of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.10.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.11.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (c) The Trustee may be removed at any time with respect to the Securities of one or more series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d)     If at any time:

                 (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security for at least six months, or

                 (2)      the Trustee shall cease to be eligible under Section
         7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 6.14, any Securityholder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of one or more series, shall be appointed by Act of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to all Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of one or more series, shall have been so appointed by the Company or the Securityholders and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security for a least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to all Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to all Securities of such series by mailing written notice of such event by first class mail, postage prepaid, to the

Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

SECTION 7.11.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of amounts then due it pursuant to Section 7.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this

Indenture other than as hereinafter expressly set forth, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental Indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 7.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or succession to the corporate trust business of the Trustee to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


                                 ARTICLE VIII

                           SUPPLEMENTAL INDENTURES

SECTION 8.01.    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS.

         Without the consent of the Holders of Securities, the Company when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                 (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                 (3) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                 (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11; or

                 (5) to cure any ambiguity, to correct or supplement any provisions herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of the Securities of any series in any material respect; or

                 (6) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                 (7)      to add any additional Events of Default; or

                 (8) to modify, eliminate or add to the provisions of the Indenture to such extent as shall be necessary to conform the obligations of the Company and the Trustee under this Indenture to the obligations imposed on such Person hereunder pursuant to the Trust Indenture Act or under any similar federal statute hereafter enacted, and any rules or regulations of the Commission thereunder; or

                 (9) to provide for the terms and conditions upon which Securities which qualify as capital under rules, regulations, orders, interpretive rulings and guidelines of the Primary Federal Regulator as from time to time in effect may be issued and the terms and characteristic of any such Securities; provided, however, that no such supplemental indenture shall effect any change in any Securities which may at the time be outstanding under this Indenture.

                 (10) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                 (11) to modify, delete or add to any of the provisions of this Indenture other than as contemplated by clauses (1) through (10) of this Section, provided that any such modification, deletion or addition shall become effective only with respect to series of Securities established pursuant to Section 3.01 after the effective date of such modification, deletion or addition.

SECTION 8.02.    SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.

         With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                 (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or any premium payable upon the redemption thereof (except as contemplated by Section 9.01 and permitted by Section 8.01(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02 or the amount thereof provable in bankruptcy pursuant to Section 6.04, or change the Place of Payment, coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                 (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                 (3) modify any of the provisions of this Section, Section 4.08, Section 6.12 or Section 6.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                 (4) modify the provisions of the Indenture with respect to the subordination of Securities in a manner adverse to the Holders.

         It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.03.    EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which materially affects the Trustee's own rights, duties, privileges, protections, liabilities or immunities under this Indenture or otherwise.

SECTION 8.04.    EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 8.05.    CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 8.06.    REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, any new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 8.07     SUBORDINATION UNIMPAIRED.

         No supplemental indenture entered into under this Article shall modify, directly or indirectly, the provisions of Article XIII or the definition of Senior Indebtedness in Section 1.01 in any manner that might alter or impair the subordination of the Securities with respect to Senior Indebtedness then outstanding, unless each holder of such Senior Indebtedness has consented thereto in writing; provided, however, that notwithstanding any provision to the contrary contained herein, the Trustee shall be fully protected in relying upon an Opinion of Counsel that any supplemental indenture complies with the provisions of this Section.


                                  ARTICLE IX

                CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 9.01.    COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless

                 (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant, duty, obligation and warranty of this Indenture on the part of the Company to be performed or observed; and

                 (2) immediately after giving effect to such transaction, no Event of Default, and no event which after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing.

SECTION 9.02.    SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into any other Person, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 9.01, the successor Person
formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

SECTION 9.03     OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

         The Trustee, subject to the provisions of Section 7.03, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption and any such supplemental indenture, if any, complies with the provisions of this Article and that all conditions precedent herein provided relating to such transactions have been complied with.


                                  ARTICLE X

                          SATISFACTION AND DISCHARGE

SECTION 10.01.    SATISFACTION AND DISCHARGE OF INDENTURE.

         Upon a Company Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (1)     either:

                 (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06; or (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03) have been delivered to the Trustee for cancellation; or

                 (B)      all such Securities of such series

                          (i)     have become due and payable, or

                          (ii)    will become due and payable at their
                 Maturity within 1 year; or

                          (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited with the Trustee, as trust funds in trust for the purpose, an amount (said amount to be deemed to be and to be immediately due and payable to the Holders of Securities of such series sufficient) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, to the date of such deposit (in the case of Securities which have become due and payable), or to the Maturity, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met with respect to such Securities. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (i) of this Section, the obligations of the Trustee under Section 10.02 and the last paragraph of
Section 4.03 shall survive.

SECTION 10.02.    APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 4.03, all money deposited with the Trustee pursuant to Section 10.01 shall be held in trust and applied by it in accordance with the provisions of the Securities and this Indenture to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any), and any interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE XI

                                SINKING FUNDS

SECTION 11.01.            APPLICABILITY OF ARTICLE.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

         The minimum amount of any sinking fund payment provided for by the terms of securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 11.02.   SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Each such Security shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 11.02, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment; provided, however, that the Trustee or such Paying Agent shall, at the request of the Company, from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

SECTION 11.03.   REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.02 and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 12.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
12.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 12.06 and 12.07.


                                 ARTICLE XII

                           REDEMPTION OF SECURITIES

SECTION 12.01.   APPLICABILITY OF ARTICLE.

         Redemption of Securities of any series at the election of the Company or otherwise as permitted or required by the terms of such Securities, shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

SECTION 12.02.   ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series with the same issue date, interest rate and Stated Maturity, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Securities of such series to be redeemed.

SECTION 12.03.   SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

         The Trustee shall promptly notify the Company and the Security Registrar, if not the Trustee, in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which have been or are to be redeemed.

SECTION 12.04.   NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified pursuant to Section 3.01, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

         Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

         All notices of redemption shall state:

                 (1)      the Redemption Date,

                 (2)      the Redemption Price,

                 (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                 (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                 (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed only, against tender of such Security and, if applicable, that interest thereon shall cease to accrue on and after said date;

                 (6) the place or places where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

                 (7) that the redemption is for the sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 12.05.   DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

SECTION 12.06.   SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as provided in Section 12.04, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Securities for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 12.07.   SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 4.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument or transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                                 ARTICLE XIII

                                SUBORDINATION

SECTION 13.01.   SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest payable in respect thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

         Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness:

                 (a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal of, and premium and interest on all Senior Indebtedness, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment on account of principal, premium, if any, interest upon the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Indebtedness;

                 (b) In the event that the Securities of any series are declared or otherwise become due and payable before their expressed maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing clause (a) or the following clause (c) shall not be applicable), the holders of Senior Indebtedness due and payable at the time such Securities so become due and payable because of such occurrence of an Event of Default hereunder shall, so long as such declaration has not been rescinded and annulled pursuant to Section 6.02, be entitled to receive payment in full of all principal of, and premium and interest on all such Senior Indebtedness, or provision shall be made for such payment, before the Holders of the Securities of such series are entitled to receive any payment on account of principal of, premium, if any, or interest on the Securities of such series; provided, that nothing herein shall prevent the Holders of Securities from seeking any remedy allowed at law or at equity so long as any judgement or decree obtained thereby makes provision for enforcing this clause; and

                 (c) In the event that any default in the payment of principal (and premium, if any) of or interest on indebtedness for borrowed money constituting Senior Indebtedness beyond any applicable grace period with respect thereto shall occur and be continuing, if either (i) notice of such default, in writing, shall have been given to the Company and to the Trustee by the holders of at least 10% in principal amount of such class, kind or category of indebtedness for borrowed money (or the representative or representatives of such holders) provided that judicial proceedings shall be commenced in respect of such default, within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any default after the giving of such notice, and provided further that only one such notice shall be given pursuant to this Section 13.01(c) in any twelve-month period, or (ii) judicial proceedings shall be pending in respect of such default, the Holders of the Securities and the Trustee for their benefit shall not be entitled to receive any payment on account of principal, premium, if any, or interest thereon unless payment in full on all principal of, and premium and interest on, such Senior Indebtedness then due and payable shall have been made or provided for. The Trustee, forthwith upon receipt of any notice received by it pursuant to this Section
         13.01 (c), shall, as soon as practicable, send notice thereof to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the Security Register.

         In case despite the forgoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee for their benefit before all Senior Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Indebtedness (or their duly authorized representatives) until all Senior Indebtedness shall have been paid in full.

         The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Company within the meaning of this Section 13.01. Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of Section 315(a) through 315(d) of the Trust Indenture Act, and the Holders of the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of Securities, as the case may be, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

         In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 13.01, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 13.01, and if such evidence is not furnished, the Trust may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 13.02    SUBROGATION.

   Upon the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in
Section 13.01, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities be paid in full, and, as between the Company, its creditors other than the holders of such Senior Indebtedness and the Holders of the Securities, no payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 13.03    OBLIGATION OF COMPANY UNCONDITIONAL.

         Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and its creditors other than the holders of the Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any), and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the person entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

SECTION 13.04    PAYMENTS ON SECURITIES PERMITTED.

         Nothing contained in this Article XIII or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making, payment of the principal of (or premium, if any), and interest on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article XIII.

SECTION 13.05    EFFECTUATION OF SUBORDINATION BY TRUSTEE.

         Each holder of Securities, by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIII and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 13.06.   KNOWLEDGE OF TRUSTEE.

         Notwithstanding the provisions of this Article XIII or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness, or any default in the payment of the principal of or the premium, if any, or interest on any Senior Indebtedness, except any Senior Indebtedness issued pursuant to an instrument to which the Trustee hereunder is a party or pursuant to an indenture under which the Trustee hereunder is Trustee, or of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at its Corporate Trust Office, before 12:00 noon (Eastern Standard Time, or such other time prevailing in the City of the Trustee's Corporate Trust Office) on the fifth Business Day prior to the date on which such payment is due, from the Company, any Holder of the Securities, any paying agent of the Company or the holder or representative of any class of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder and prior to receipt of any such written notice the Trustee shall be entitled to assume that no such facts exist and if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become due and payable for any purpose the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything to the contrary contained herein notwithstanding, the Trustee may receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date with respect to such funds; provided, however, that no such application shall affect the obligations under this Article of the Persons receiving such money from the Trustee.

SECTION 13.07    TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

         Except as otherwise provided in the Trust Indenture Act, the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities of any series, nothing in this

Article XIII shall apply to claims of or payment to the Trustee under or pursuant to Section 7.07.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise.

SECTION 13.08.   NO IMPAIRMENT OF SUBORDINATION.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 13.09.   ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term, "Trustee" as used in this Article XIII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIII in addition to or in place of the Trustee; provided, however, that Section 13.07 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 13.10.   NO SUSPENSION OF REMEDIES.

         Nothing contained in this Article XIII shall limit the right of the Trustee or the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article XIII of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.





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

                                 ARTICLE XIV

                             AUTHENTICATING AGENT

SECTION 14.01.   AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that series issued upon original issue or exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and, except as specified as contemplated by Section 3.01, shall at all times be a corporation that would be permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to be able to act as a trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as such and that has a combined capital and surplus of not less than $50,000,000, computed in accordance with Section 310(a)(2) of the Trust Indenture Act. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. If the Authenticating Agent has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Authenticating Agent shall take such action as is required pursuant to said Section 310(b).

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 14.01, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in the case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07.

         The provisions of Sections 3.08, 7.03, 7.04 and 7.05 shall be applicable to each Authenticating Agent.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities described in the within-mentioned Indenture.


                                                    ----------------------------
                                                    as Trustee


                                                    By
                                                      --------------------------
                                                      As Authenticating Agent


                                                    By
                                                      --------------------------
                                                      Authorized Officer


         If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an officer capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section 1.02) by the Company, shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.





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


                                  ARTICLE XV

                         MEETINGS OF SECURITYHOLDERS

SECTION 15.01.   PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article for any of the following purposes:

                 (1) to give any notice to the Company or to the Trustee, or to give any direction to the Trustee, or to waive or consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VI;

                 (2) to remove the Trustee or appoint a successor trustee, pursuant to the provisions of Article VII;

                 (3) to consent to the execution of any indenture or indentures supplemental hereto pursuant to the provisions of Sections
         8.01 and 8.02; or

                 (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

SECTION 15.02.   PLACE OF MEETINGS OF SECURITYHOLDERS.

         Meetings of Holders of Securities of any series may be held at such place as the Trustee or, in case of its failure to act, the Company or the Holders of Securities of any series calling the meeting, shall from time to time determine.

SECTION 15.03.   CALL AND NOTICE OF SECURITYHOLDERS' MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series to be held at such time and at such place in the location designated in accordance with Section 15.02 as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee by first class mail, postage prepaid to each Securityholder at his address as shown on the Security Register not less than 20 nor more than 60 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of any series, shall have requested the Trustee to call a meeting of the Holders of Securities of such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of notice of such meeting within 45 days after receipt of such request, then the Company or the Holders of Securities of such series in the amount above specified may determine the time and the place in the location designated in accordance with
Section 15.02 for such meeting and may call such meeting to take any action authorized in Section 15.01 by giving notice thereof as provided in subsection
(a) of this Section.

SECTION 15.04.   PERSONS ENTITLED TO VOTE AT SECURITYHOLDERS' MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (i) a Holder of one or more Outstanding Securities of such series, or (ii) a Person appointed by an instrument in writing in form and substance satisfactory to the Trustee as proxy for a Holder or Holders of Outstanding Securities of such series, by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series, shall be the Persons entitled to vote at such meeting, their counsel, any representatives of the Trustee, its counsel, any representative of the Company, its counsel and any Person selected by a majority of the Outstanding Securities.

SECTION 15.05. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series, in regard to proof of the holding of Outstanding Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Outstanding Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in subsection (b) of Section 15.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority of the Securities represented at the meeting and entitled to vote.

         (c) At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as Securityholder or proxy.

         (d) At any meeting of Securityholders, the presence of Persons holding or representing Outstanding Securities in an aggregate principal amount sufficient under the appropriate provision of the Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Holders of Securities of any series duly called pursuant to Section 15.03 may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 15.06.   COUNTING VOTES AND RECORDING ACTION AT MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Securities of such series or of their representatives by proxy and the serial number or numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports, in duplicate, of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published or mailed as provided in Section 15.03. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 15.07.   QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment

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of such meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 15.03(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of such an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 8.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to Section 8.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is other than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series appertaining thereto, whether or not present or represented at the meeting.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and in the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                    THE COLONIAL BANCGROUP, INC.


                                                    By:
                                                       -------------------------

                                                         Its:
                                                             -------------------

ATTEST:

------------------------------
Its Secretary

            (SEAL)


                                                    SUNTRUST BANK, ATLANTA,
                                                    as Trustee

                                                    By:
                                                       -------------------------
                                                         Its:
                                                             -------------------

ATTEST:

------------------------------
Its
   ---------------------------
            (SEAL)

STATE OF ALABAMA          )
                          )       ss
COUNTY OF MONTGOMERY      )

On the ____ day of ___________, 1997, before me personally came Robert E. Lowder, to me known, who, being by me duly sworn, did depose and say that he is Chairman, President and Chief Executive Officer of The Colonial BancGroup, Inc., a Delaware corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed the name of The Colonial BancGroup, Inc. thereto by like authority.



                                                --------------------------------
                                                Notary Public

[NOTARIAL SEAL]                                 My Commission Expires:

                                                --------------------------------

STATE OF ____________     )
                          )       ss
COUNTY OF ___________     )

On the ____ day of ___________, 1997, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a __________________ of SunTrust Bank, Atlanta, a Georgia banking corporation; one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such association's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed the name of SunTrust Bank, Atlanta, thereto by like authority.


                                                --------------------------------
                                                Notary Public


[NOTARIAL SEAL]                                 My Commission Expires:

                                                --------------------------------